August 21, 2000


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


Liberty-Stein Roe Funds Investment Trust
Stein Roe Small Company Growth Fund
File Nos. 811-4978 and 33-11351


Ladies and Gentlemen:

Pursuant to the requirements of Rule 497(e), submitted for filing via EDGAR is prospectus supplement dated August 21, 2000, which is now being used in connection with the public offering and sale of shares of the Fund. Please be advised that the Fund's Prospectus, as supplemented and Annual Report (each of which was filed via EDGAR) have not been revised since the date of the last filing.

Sincerely,

Liberty-Stein Roe Funds Investment Trust

/s/Russell Kane
Russell Kane
Assistant Secretary

Enclosures



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                                         Stein Roe Small Company Growth Fund
                           Stein Roe Small Company Growth Fund, Variable Series

                                           Supplement to Prospectuses dated
                                          February 1, 2000 and June 1, 2000
                                               ------------------------

The Funds are changing their primary benchmark from the S&P SmallCap 600 Index to the Russell 2000 Growth Index, an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is more representative of the Funds' small cap growth investment style and should allow for more meaningful performance comparisons. For the 1-year, 5-year and 10-year periods ended December 31, 1999, the average annual total returns for the Russell 2000 Growth Index were 43.09%, 18.99% and 13.51%, respectively.

This Supplement is dated August 21, 2000.